Fees Summary	Sep. 16, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 26,849,385.14
Previously Paid Amount	0.00
Total Fee Amount	3,707.90
Total Offset Amount	0.00
Net Fee	$ 3,707.90